UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


                                SBT Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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       5) Total fee paid:

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

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.:

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       4) Date Filed:

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                                       2

                                SBT BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2007




To the Shareholders of SBT Bancorp, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of SBT Bancorp, Inc. will be held at the main office of the Company's subsidiary, The Simsbury Bank & Trust Company, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 8, 2007 at 5:00 p.m., local time. At the meeting, the shareholders will consider and vote upon the following matters:

          1. The election of five directors, four of whom shall serve as Class II directors for a term expiring at the 2010 Annual Meeting and one of whom shall serve as a Class III director for a term expiring at the 2008 Annual Meeting.

          2. The ratification of the appointment of Shatswell, MacLeod & Co., P.C., certified public accountants, as independent auditors for SBT Bancorp, Inc. for the fiscal year ending December 31, 2007;

          3. The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 16, 2007 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON.

                                         BY ORDER OF THE BOARD OF DIRECTORS



Simsbury, Connecticut                    Jane F. von Holzhausen,
April 12, 2007                           Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                SBT BANCORP, INC.
                              760 Hopmeadow Street
                                  P.O. Box 248
                             Simsbury, CT 06070-0248
                                 (860) 408-5493

           --------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SBT BANCORP, INC.

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 2007
            --------------------------------------------------------

         This Proxy Statement is furnished to Shareholders of SBT Bancorp, Inc. (the "Company" or "we") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Company to be held at the main office of the Company's subsidiary, The Simsbury Bank & Trust Company (the "Bank"), 981 Hopmeadow Street, Simsbury, Connecticut, at 5:00 p.m. on May 8, 2007, and any and all adjournments or postponements thereof (the "2007 Annual Meeting").

         This Proxy Statement, the Notice of the 2007 Annual Meeting, the enclosed form of proxy and the Annual Report to Shareholders for the year ending December 31, 2006 for SBT Bancorp, Inc. (the "Annual Report") are first being mailed to our shareholders on or about April 12, 2007. We will, upon written request and without charge, furnish you with additional copies of the Annual Report. Please address all such requests to us by mail to SBT Bancorp, Inc.,
Attention: Jane F. von Holzhausen, at the above address. The principal executive offices of the Company are located at 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 (telephone number (860) 408-5493).


                    INFORMATION ABOUT SOLICITATION AND VOTING

         A shareholder who executes the enclosed form of proxy may revoke it at any time before it is voted by written notice of such revocation or a duly executed proxy bearing a later date delivered to the Secretary of the Company at the address set forth above or by attending the 2007 Annual Meeting and revoking the proxy at such time. Attendance at the 2007 Annual Meeting will not itself revoke a proxy. Shares represented by properly executed proxies will be voted at the 2007 Annual Meeting in accordance with the specifications thereon. Shareholders of record who are present at the 2007 Annual Meeting may vote by ballot.

         The expense of soliciting proxies in favor of the Company's proposals will be borne by the Company. In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and/or directors of the Company who will not receive additional compensation therefore.

         Only Shareholders of record at the close of business on March 16, 2007 (the "Record Date") are entitled to notice and to vote at the 2007 Annual Meeting. On the Record Date, there were 848,459 outstanding shares of the Company's common stock, no par value (the "Company common stock"). Each share of common stock is entitled to one vote. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the Record Date, or 424,230 shares, is necessary to constitute a quorum at the 2007 Annual Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. When a record holder (e.g., a bank or brokerage firm) holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the beneficial owner has not provided voting instructions, this is referred to as a "broker non-vote."

         If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you.

         If your shares are held in "street name," you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Annual Meeting. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

         With respect to the proposals at the 2007 Annual Meeting, the election of directors and the approval of the appointment of the Company's independent auditors, your broker is entitled to use its discretion in voting your shares, even if you do not give your broker instructions as to how to vote.

         The votes will be counted, tabulated and certified by Robert J. Bogino and James T. Fleming. Each proxy received will be voted as directed. However, if no direction is indicated, the proxy will be voted: in Item 1 FOR the election to the Board of Directors of the four Class II director nominees and the one Class III director nominee; in Item 2 FOR the ratification of Shatswell, MacLeod & Co., P.C. as independent auditors; and on such other matters as may properly come before the 2007 Annual Meeting in such manner as the persons so named in the proxy shall decide.

         We will report the voting results in our quarterly report on Form 10-QSB for the second quarter of 2007, which we expect to file with the Securities and Exchange Commission, on or before August 14, 2007.

         If you have any questions about the 2007 Annual Meeting or your ownership of our common stock, please contact Jane F. von Holzhausen, our corporate secretary, by mail at SBT Bancorp, Inc., Attention: Jane F. von Holzhausen, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248, or by email to Ms. von Holzhausen's attention at sbtinfo@simsburybank.com.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the knowledge of the Company, as of March 9, 2007, there is no person who owns of record or beneficially five percent or more of the Company's common stock.

         The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of February 12, 2007 by (i) each director and nominee for director of the Company, (ii) named executive officers, and (iii) all directors and executive officers as a group. Except as indicated by footnote, the persons named in the table have sole voting and investment powers with respect to all shares shown as beneficially owned by them. All persons listed are directors of both the Company and the Bank unless noted otherwise.

                                                                                            Amount and
                                                                                              Nature
                                                                                          Of Beneficial           Percent
       Name of Beneficial Owner                                Addresses                    Ownership            Of Class
-------------------------------------------------------------------------------------------------------------------------------
Robert J. Bogino, Vice Chairman                          22 Daventry Hill Road               27,572 (1)            3.1%
                                                         Avon, CT 06001

James T. Fleming, Director                               7 Simscroft Place                      492 (2)             *
                                                         Simsbury, CT 06070

Martin J. Geitz, President, Chief Executive              318 Strickland Street               14,274 (3)            1.6%
Officer and Director                                     Glastonbury, CT 06033

Edward J. Guarco, Director                               22 R East Street                     6,800 (4)             *
                                                         Granby, CT 06035

Gary R. Kevorkian, Director                              8 Apple Lane                        16,619 (5)            1.9%
                                                         Simsbury, CT 06070

                                                                                            Amount and
                                                                                              Nature
                                                                                          Of Beneficial           Percent
       Name of Beneficial Owner                                Addresses                    Ownership            Of Class
-------------------------------------------------------------------------------------------------------------------------------
Barry R. Loucks, Director                                57 Summit Drive                     14,087 (6)            1.6%
                                                         Windsor, CT 06095

George B. Odlum, Jr., DMD, Director                      1 Westledge Road                    13,581 (7)            1.5%
                                                         W. Simsbury, CT 06092

Rodney R. Reynolds, Director (of Bank only)              160 Granville Road                       0                 *
                                                         North Granby, CT 06060

David W. Sessions, Director                              105 Turnbull Road                   15,736 (8)            1.8%
                                                         New Hartford, CT 06057

Jane F. von Holzhausen, Director and Secretary           29 Chimney Corner Circle            11,248 (9)            1.3%
                                                         Guilford, CT 06437

Penny R. Woodford, Director                              687 West Avon Road                   2,262 (10)            *
                                                         Avon, CT 06001

Lincoln S. Young, Chairman                               60 Pine Hill Road                   18,612 (11)           2.1%
                                                         New Hartford, CT 06057

Anthony F. Bisceglio, Executive Vice President and       418 Olde Stage Road                 10,500 (12)           1.2%
Chief Financial Officer                                  Glastonbury, CT 06033

Terry L. Boulton, Senior Vice President and Chief        36 Laurel Lane                         300                 *
Retail Banking Officer                                   Simsbury, CT 06070

Paul R. Little, Senior Vice President and Chief          344 Toll Gate Road                       0                 *
Lending Officer                                          Berlin, CT 06037

All directors and executive officers
(as a group)                                                                                152,083 (13)          17.2%
----------------------------
* Less than 1%

(1) Includes 6,600 shares owned jointly with Mr. Bogino's spouse, 822 shares held in a trust of which Mr. Bogino serves as trustee, 2,084 shares in trusts for two of his children for which Mr. Bogino serves as the trustee and 11,500 shares owned by his spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Bogino disclaims beneficial ownership of the shares beneficially owned by his spouse.

(2) Includes 266 shares which may be acquired within 60 days through the exercise of stock options.

(3) Includes 7,000 shares which may be acquired within 60 days through the exercise of stock options.

(4) Includes 1,200 shares owned jointly with Mr. Guarco's spouse, 600 shares held by both Mr. and Mrs. Guarco as custodians for their daughter and 4,000 shares in a trust of which Mr. Guarco owns 6.6%. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options.

(5) Includes 9,426 shares held in trusts for which Mr. Kevorkian is trustee and 280 shares owned by Mr. Kevorkian's spouse.

(6)  Shares held with Mr. Loucks's spouse as joint tenants in common.

(7) Includes 3,550 shares owned by Dr. Odlum's spouse. Dr. Odlum disclaims beneficial ownership of the shares beneficially owned by his spouse.

(8) Includes 1,564 shares owned jointly with Mr. Sessions's spouse, 1,357 shares owned by a private corporation owned by Mr. Sessions and his siblings and 1,252 shares owned by his children. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Sessions disclaims beneficial ownership of the shares beneficially owned by his children.

(9) Includes 6,590 owned jointly with Ms. von Holzhausen's spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options.

(10) Includes 1,660 shares owned jointly with Ms. Woodford's spouse.

(11) Includes 3,506 shares owned by Mr. Young's spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Young disclaims beneficial ownership of the shares beneficially owned by his spouse.

(12) Includes 10,500 shares which may be acquired within 60 days through the exercise of stock options.

(13) Includes 34,800 shares which directors and executive officers may acquire beneficial ownership of within 60 days through the exercise of stock options.

                             DISCUSSION OF PROPOSALS

                                     ITEM 1
                                     ------

                              ELECTION OF DIRECTORS

         As of the date of this Proxy Statement, the Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. There are currently 11 persons serving as directors of the Company. Four of these are Class I directors, four are Class II directors and three are Class III directors. There is also one vacant Class III directorship that was created when the Board of Directors voted unanimously to create an additional directorship on March 21, 2007. The terms of the classes are staggered so that the term of a class expires at each annual meeting of the Company. The terms of the four incumbent Class II directors expire at the 2007 Annual Meeting.

         At meetings held on February 14, 2007 and March 21, 2007, the Board of Directors voted unanimously to recommend the following five persons for election to the Board of Directors with terms expiring on the dates set forth below:


                      Nominee                      Class                      Term Expiration
         -----------------------------------    ------------     -------------------------------------------
           Martin J. Geitz                        Class II           2010 Annual Meeting of Shareholders
           Gary R. Kevorkian                      Class II           2010 Annual Meeting of Shareholders
           George B. Odlum, Jr., DMD              Class II           2010 Annual Meeting of Shareholders
           Jane F. von Holzhausen                 Class II           2010 Annual Meeting of Shareholders
           Rodney R. Reynolds                     Class III          2008 Annual Meeting of Shareholders

         Each of the nominees other than Rodney R. Reynolds currently serves as a director of the Company and is nominated to serve for his or her term and until his or her successor is elected and qualified. In the event that any of the nominees become unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

         If a quorum is present at the 2007 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast. Abstentions by shareholders and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the vote of such plurality. Certain information about the business experience of the director nominees, including their service as directors of other corporations, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Director Nominees, Class II

Martin J. Geitz (50) - Mr. Geitz is the President and Chief Executive Officer of the Company and the Bank, which positions he has held since 2004. He has been a director of the Company since 2005. He was formerly a Vice President with Massachusetts Mutual Life Insurance Company until 2004 and was the President, Chief Executive Officer and Chief Financial Officer of Cigna Bank & Trust Company, which positions he held from 2000 to 2003, and prior to that held a variety of positions with Fleet Boston Financial since 1984. He is also Chairman of the Board of the Hartford Economic Development Corporation, Board member of McLean Foundation, the Simsbury Historical Society, the Charter Oak State College Foundation and Board member and Treasurer of the Simsbury Free Library.

Gary R. Kevorkian (53) - Mr. Kevorkian is an Attorney-at-Law in his own practice in Granby, Connecticut, since 1981. He has been a director of the Company since 1994.

George B.  Odlum,  Jr.,  DMD (67) - Dr.  Odlum is a family  practice  dentist in
Simsbury, Connecticut, where he has practiced dentistry since 1968. He is the retired President and Board member of the Horace Wells Club. Dr. Odlum has been a director of the Company since 1992 and formerly served as the Company's Secretary.

Jane F. von Holzhausen (62) - Ms. von Holzhausen is the Secretary of the Company and the Bank and has served as a director since 1994. She is Vice President of Operations, Southwest Region, of Prudential Connecticut Realty which position she has held since December 2006; prior to that she was the Sales Manager of that organization's office in Avon, Connecticut since 1998. She is the former President of Valley Properties, Inc. d/b/a Coldwell Banker Valley Properties, which she owned from 1988 to 1998.

Director Nominee, Class III

Rodney R. Reynolds (67) - Mr. Reynolds has been nominated to fill the Company's vacant Class III directorship. Mr. Reynolds was the co-founder of Equistrides Therapeutic Riding Center, Inc. and served as co-manager and trustee of that organization from 2000 to 2006. Mr. Reynolds was self-employed as a commercial real estate developer and owner/manager of real estate from 1984 to 2006. He has served as a Director of the Bank (but not the Company) since March 2007 when he was elected to fill the vacancy resulting from the death of Owen P. Murphy. Mr. Reynolds was also a Founding Director of the Trust Company of Connecticut, serving from 1990 to 2005.


                         INFORMATION ABOUT OUR DIRECTORS

         Certain information about the business experience of the remaining incumbent directors and the non-director officers of the Company, including their service as directors of other companies, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Class III Directors,  Terms Expiring at the 2008 Annual Meeting of Shareholders

Robert J. Bogino (64) - Mr. Bogino is the Vice Chairman of the Company and the Bank and has been a director of the Company since 1994. Mr. Bogino previously served as the Company's Secretary. He was the president and co-owner of Bogino & DeMaria, Inc. in Avon, Connecticut, an insurance agency of which he was a founder in 1972. In 2003, he became a Vice President of the Watson Group, an insurance agency in Wethersfield until his retirement in 2004.

David W. Sessions (56) - Mr. Sessions is the President and Treasurer of the Casle Corporation, headquartered in Avon, Connecticut, a commercial design-build development and construction company which he co-founded in 1981. He is also Chairman of the New Hartford Architectural Review Committee, a member of the New Hartford Town Democratic Committee, a Board Member of the Wheeler Clinic as well as the Licia and Mason Beekley Community Library. He has been a director of the Company since 1992.

Lincoln S. Young (72) - Mr. Young is the Chairman of the Company and has been a director since 1994. Mr. Young previously served as the Company's Secretary. He is the retired Chief Executive Officer of Turbine Engine Services Corp., a jet engine servicing company, a position he held until 1995. Mr. Young is a director of the New England Air Museum and a Board Member of the Licia and Mason Beekley Community Library.

Class I Directors,  Terms Expiring at the 2009 Annual Meeting of Shareholders

James T. Fleming (51) - Mr. Fleming is currently the Commissioner of the Department of Public Works, State of Connecticut, which position he accepted after leaving his former position as the Commissioner of the Consumer Protection Agency, State of Connecticut, which he held from 1999 until 2003. Prior to that position, Mr. Fleming was the Director of Community Relations for Asea Brown Boveri, Inc., which position he held until 1998. He was a member of Connecticut House and Senate from 1981 until 1999. His is also Vice President of the Simsbury Volunteer Fire District and is a Corporator of Saint Francis Hospital. He has been a director of the Company since 1992.

Edward J. Guarco (53) - Mr. Guarco is a Vice President of State Line Oil, in Granby, Connecticut, where he has been employed since 1976. He also serves as Vice President of the Independent Connecticut Petroleum Association and as a Board member of the Granby Development Commission and the Granby Chamber of Commerce. He has been a director of the Company since 1998.

Barry R. Loucks (64) - Mr. Loucks is the former President and Chief Executive Officer of the Bank, which positions he held since the Bank's in-organization stage in 1994, and which he retired from in 2004. He is a Trustee of the Nutmeg Big Brothers/Big Sisters and the Metropolitan Hartford YMCA; he is also a Board Member of McLean Foundation and of New England Certified Development Corporation-CT. He has been a director of the Company since 1994.

Penny R. Woodford (62) - Ms. Woodford is an Agent with the Coldwell Banker Residential Brokerage, which position she has held since 2003, prior to that she was an Agent with DeWolf Companies since 1996 and Westledge Real Estate since 1983. She is Chairman of the Nominating Committee of the Avon Republican Town Committee. She has been a director of the Company since 1992.

Non-Director Executive Officers

Anthony F. Bisceglio (59) - Mr. Bisceglio is an Executive Vice President of the Company and the Bank, positions he has held since January 2005 as well as Chief Financial Officer and Treasurer of the Company and the Bank, which positions he has held since 1995. Prior to joining the Bank in 1995, he was Vice President and Group Financial Officer of Shawmut National Corporation and Chief Financial Officer of Shawmut Bank of Rhode Island. He is also on the Connecticut Bankers Association's Management Development Committee, is a Board member of the Financial Managers Society and Chairman of its Strategic Issues Council, serves on the Economic Policy Survey Panel of the National Association for Business Economics and is a member of the American Finance Association.

Terry L. Boulton (50) - Ms. Boulton is a Senior Vice President and Chief Retail Banking Officer of the Bank, which positions she has held since 2005. Prior to joining the Bank, she held a variety of positions including as a Vice President of Bank of America, formerly Fleet Bank, N.A. where she was employed since 1988. She is past-president of the Simsbury/Granby Rotary Club and the Simsbury Chamber of Commerce.

Paul R. Little (47) - Mr. Little is a Senior Vice President and Chief Lending Officer of the Bank, which positions he accepted in April 2006. Prior to joining the Bank, he served as Vice President of Commercial Real Estate Lending at Liberty Bank since 2004; from 1993 to 2004 he was Vice President of Real Estate Loans for New Alliance Bank, formerly Savings Bank of Manchester where he had been employed since 1990.

Charles D. Forgie (64) - Mr. Forgie was an Executive Vice President and Chief Lending Officer of the Bank, which positions he held from 1995 until his retirement from the Company on August 31, 2006. Prior to joining the Bank in 1995, he was Vice President of Commercial Lending at Fleet Bank, N.A.

Audit Committee Financial Expert

         The Board has determined that the Company currently has at least one audit committee financial expert serving on its Audit Committee. That person is Robert J. Bogino. Mr. Bogino is "independent," as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Independence of Directors and Director Nominees

         The following directors and director nominees are independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards: Robert J. Bogino, James T. Fleming, Edward J. Guarco, Gary R. Kevorkian, George B. Odlum, Jr., DMD, David W. Sessions, Rodney
R. Reynolds, Jane F. von Holzhausen, Penny R. Woodford and Lincoln S. Young.

Board Committees and 2006 Meetings

         The Company has established  three standing  committees of the Board of
Directors:   the  Audit  and  Compliance  Committee,  the  Corporate  Governance
Committee, and the Executive Committee.

         The  Company   does  not  have  a  standing   compensation   committee.
Compensation of the Company's directors is determined by the Corporate Governance Committee. Compensation of the Company's executive officers is determined by the Personnel Committee, which is a committee of the board of directors of the Bank. The members of this committee are Messrs. Sessions (Chair), Guarco, Kevorkian and Young. The Personnel Committee met four times in 2006. In determining the compensation of the Bank's employees, including the Company's executive officers, the Personnel Committee considers the recommendations of Martin J. Geitz, President and CEO of the Company and the Bank. The Board of Directors has determined that it is appropriate not to have a standing compensation committee because the Company's executive officers are compensated primarily by the Bank and the Bank has a standing committee that is responsible for making compensation determinations.

         Audit and Compliance Committee. The Audit and Compliance Committee has oversight responsibility for and reviews all financial and other reports provided by the Company's independent auditors and the Company's internal audit firm. The Audit and Compliance Committee evaluates and selects the independent auditor subject to shareholder ratification. The Audit and Compliance Committee, in its meetings with the Company's auditors, discusses and approves the audit and compliance scope and reviews all audit findings. The members of the Audit and Compliance Committee are Messrs. Odlum (Chair), Bogino, Fleming, Guarco and Ms. Woodford. All members of the Audit and Compliance Committee are independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee met four times during 2006. The Audit and Compliance Committee Charter was included in the proxy statement delivered to shareholders in 2006.

         Corporate Governance Committee. The Corporate Governance Committee functions as the nominating committee for director candidates, identifies qualified individuals to become members of the Company's Board of Directors, determines the composition of the Board of Directors and its committees, monitors and assesses the effectiveness of the Board of Directors, develops and implements the Company's corporate governance guidelines and reviews and recommends director compensation. All members of the Corporate Governance Committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The members of the Corporate Governance Committee are Messrs. Young (Chair), Bogino, Fleming and Ms. von Holzhausen. The Corporate Governance Committee met five times during 2006. The Corporate Governance Committee Charter was included in the proxy statement delivered to shareholders in 2006.

         The Corporate Governance Committee has a formal policy regarding the consideration of director candidates recommended by shareholders which sets forth the minimum qualifications of suitable nominees for director as well as approved processes for identifying and evaluating nominees. The Corporate
Governance  Committee  will  consider  any  director  candidate  recommended  by shareholders in accordance with the standards set forth in its Charter. Such suggestions, together with appropriate biographical information, should be submitted to: SBT Bancorp, Inc., Attn: Jane F. von Holzhausen, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070. Possible candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible candidates.

         The general criteria used to establish the traits, abilities and experience that the Corporate Governance Committee looks for in determining candidates for election to the Board include highest ethical character, independence from Management, ability to represent all shareholders of the Company, ability to exercise sound business judgment, relevant expertise and experience that would benefit the Company and be able to offer advice and guidance to the Chief Executive and the Board. The board as a whole should be a diverse body, with diversity reflecting age, gender, background and professional experience. Key among the criteria is a director's existing ties to the Company's markets and adherence to Company's Code of Ethics. All directors are subject to mandatory retirement from service on the Company's Board of Directors upon reaching seventy-six years of age.

         Executive Committee. The Executive Committee is responsible for the general supervision of the Company's affairs between meetings of the full Board, oversees the Company's investments, asset/liability management, budget and capital planning and reviews the Company's interest rate sensitivity and deposit and loan pricing. The Executive Committee also is responsible for overseeing the Company's information technology planning, security and development. The members of the Executive Committee are Messrs. Loucks (Chair), Bogino, Geitz, Odlum, Sessions, Young and Ms. von Holzhausen. The Executive Committee met 12 times during 2006.

         The Board held 13 meetings, including the annual meeting, during 2006. All of the Company's incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by the Committees of the Board of Directors on which such directors served during 2006. Mr. Murphy, who served as a director of the Bank prior to the March 2, 2006 reorganization, did not attend any meetings in 2006.

         Attendance at the Annual Meeting. Board members are expected to attend the Company's annual meeting of shareholders. Ten of the Company's 11 directors attended the May 9, 2006 annual meeting of shareholders of the Company.

Shareholder Communications

         The Board of Directors has a formal process in place for shareholder communication to the Board of Directors or any individual director. Shareholders wishing to communicate with the Board of Directors or any individual director may write to SBT Bancorp, Inc., Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070. All communications received of a relevant nature will be forwarded to the full Board or appropriate individual director as directed. The Board of Directors believes this approach is reasonable in light of the relatively small number of Shareholders of the Company and the relatively small number of communications the Board expects to receive in the foreseeable future.

Code of Ethics

         The Company has adopted a Code of Ethics that applies to all employees, officers and directors. The Company will supply a copy of the Code of Ethics upon written or oral request. To obtain a copy please write to us at SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 or call the Company at (860) 408-5493.

                         COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table presents information relating to the compensation of the Company's CEO and the other executive officers named below for the fiscal year ended December 31, 2006 and 2005.

                                                      Summary Compensation Table

 Name and principal       Year    Salary         Bonus        Stock  Option awards   Nonequity     Non-     All other     Total
     position                                                awards                  incentive  qualified    Compen-
                                                                                       plan      deferred     sation
                                                                                      compen-    earnings
                                                                                       sation
---------------------------------------------------------------------------------------------------------------------------------
Martin J. Geitz           2006   $183,443 (1)  $      0 (2)     $0    $      0          $0          $0    $ 18,452 (3)   $201,895
 President & Chief        2005   $172,204      $ 22,275 (4)     $0    $ 60,179 (5)                        $ 12,591 (6)   $267,249
 Executive Officer

Anthony F. Bisceglio      2006   $122,074      $  5,133 (2)                                               $  7,802 (7)   $135,009
 Executive Vice           2005   $117,445      $ 14,500 (4)                                               $  7,062 (7)   $139,007
 President & Chief
 Financial Officer

Charles D. Forgie         2006   $118,328 (8)  $  6,638 (8)                                               $120,006 (9)   $244,972
 Executive Vice           2005   $113,010      $ 13,276 (4)                                               $  4,541 (10)  $130,827
 President & Chief
 Lending Officer (8)

Terry L. Boulton          2006   $102,496      $  2,023 (2)           $ 15,354 (11)                       $  3,892 (12)  $123,765
 Senior Vice President    2005   $ 93,258      $ 10,500 (4)                                               $    315 (13)  $104,073
 & Chief Retail Banking
 Officer

(1) Mr. Geitz also serves as a director, but did not receive any compensation for those services.

(2)  2006 performance bonus to be paid in 2007.

(3) Includes Mr. Geitz's personal use of a Bank-leased automobile, annual dues for country club membership, employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

(4)  2005 performance bonus paid in 2006.

(5) The dollar value of the stock options was determined using the calculation explained in Footnote 15 of the Consolidated Financial Statements appearing in the Company's 2006 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(6) Includes Mr. Geitz's personal use of a Bank-leased automobile, annual dues for country club membership and employer-paid premiums for group term life insurance in excess of $50,000.

(7) Includes Mr. Bisceglio's employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and the present value of the Supplemental Executive Retirement Plan benefit.

(8)  Retired  August  31,  2006;   salary  and  bonus  payments  per  employment
     agreement.

(9) Includes Mr. Forgie's employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and the present value of the Supplemental Executive Retirement Plan benefit. Upon Mr. Forgie's retirement on August 31, 2006, he became entitled to receive a supplemental pension. Per Mr. Forgie's employment agreement he is entitled to receive 20 annual payments of $10,000 each. Additional information regarding this pension is provided in the "Employment Agreements" section below.

(10) Includes Mr. Forgie's employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and the present value of the Supplemental Executive Retirement Plan benefit.

(11) The dollar value of the stock options was determined using the calculation explained in Footnote 15 of the Consolidated Financial Statements appearing in the Company's 2006 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(12) Includes Ms. Boulton's employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

(13) Includes Ms. Boulton's employer-paid premiums for group term life insurance in excess of $50,000.

         The Personnel Committee is a Committee of the Bank's board of directors and is responsible for reviewing the performance and establishing the compensation of the Bank's compensation of the Bank's officers and key employees, including the Company's executive officers. The Committee relies upon industry information, including surveys of similarly sized and located institutions, gathered by Management at the Committee's request, and targets the Bank's compensation to be generally at the level of its peer group institutions. The members of this committee are Messrs. Sessions (Chair), Guarco, Kevorkian and Young.

Employment Agreements

         The Bank maintains employment agreements with Messrs. Geitz, Bisceglio and Forgie and Ms. Boulton. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers. These agreements are with the Bank, not the Company.

         Martin J. Geitz, President and Chief Executive Officer - The Bank entered into an Employment Agreement with Martin J. Geitz effective October 4, 2004. The term of that agreement is the earlier to occur of Mr. Geitz attaining the age of sixty-five or the termination of Mr. Geitz's contract voluntarily or upon some other basis. Mr. Geitz is to be paid a salary of $170,000, subject to adjustment by the Board. In addition, Mr. Geitz is entitled to an annual bonus in an amount and form set by the Board. Option grants are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table. Mr. Geitz is entitled to: (1) participate in the Bank's comprehensive health insurance and major medical coverage; (2) participate in any long-term disability insurance plan and pension plan maintained by the Bank; (3) paid vacation of four weeks per year; (4) the use of an automobile for business purposes; (5) membership in a private "country" or similar golf club; and (6) attendance at two banking trade association conventions per year, including the cost of attendance and travel for Mr. Geitz and his spouse. The Bank may terminate Mr. Geitz's employment at any time without notice. The Bank may give up to sixty days' prior notice of the termination. If such notice is given to Mr. Geitz, the Bank may require him to remain in the employ of the Bank for the period of notice given. If the Bank terminates Mr. Geitz's employment for other than Cause or due to a Change in Control or potential Change in Control (as each event is defined in the agreement), Mr. Geitz shall be entitled to receive a lump sum payment equal to the aggregate of: (1) twelve months of Mr. Geitz's then current salary base salary; (2) an amount equal to bonus to which he would have been entitled under the agreement had a Change of Control occurred; (3) payment for any accrued but unused vacation time; and (4) payment of Mr. Geitz's medical insurance for twelve months following his termination. This lump sum amount shall be reduced by any compensation Mr. Geitz receives for other employment after the termination of his employment with the Bank. Mr. Geitz may voluntarily terminate his employment on ninety days' prior notice to the Bank, however, notice need not be given where the termination has been approved by the Board of Directors or there has been a material breach of the Bank's obligations under the agreement. If Mr. Geitz fails to meet the terms of the agreement concerning his voluntary termination, the Bank will be entitled to enjoin Mr. Geitz's employment with any significant competitor of the Bank for a period of twelve months. In the event of a Change in Control or Potential Change in Control of the Bank or the Company, Mr. Geitz would be entitled to receive (1) credit for his years of service to the Bank plus five additional years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto; (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Geitz during the preceding thirty-six months, provided that if the Change in Control occurs prior to December 31, 2005 the amount of the bonus will equal $25,000; (3) at Mr. Geitz's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Geitz's then current salary plus the highest bonus he had received during the preceding 36 months; and (4) outplacement services in an amount not to exceed $10,000. Mr. Geitz is not entitled to receive compensation or other benefits for any period after termination for Cause.

         Anthony F. Bisceglio, Executive Vice President, Treasurer and Chief Financial Officer - The Bank entered into an Employment Agreement with Anthony
F. Bisceglio dated February 6, 2004. The term of that Agreement is three years. Mr. Bisceglio is to be paid a base salary of $102,846, or such larger sum as the Board may decide. In addition, Mr. Bisceglio is entitled to an annual bonus in an amount and form set by the Board. Option grants are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table. Mr. Bisceglio also is entitled to (1) comprehensive health insurance and major medical coverage, (2) participation in any long-term disability insurance plan and pension plan maintained by the Bank, (3) paid vacation of at least four weeks per year, and (4) reimbursement of all travel and other reasonable business expenses. If Mr. Bisceglio's employment with the Bank is terminated for other than Cause or Disability, or if he voluntarily terminates his employment for Good Reason, Mr. Bisceglio shall be entitled to receive (1) his base salary in effect at the time for a period of six months following termination, less the amount of any severance pay, (2) an amount equal to one-half the highest bonus he received during the preceding 36 months, (3) crediting of additional service as may be required to vest any form of compensation previously granted to Mr. Bisceglio, and (4) the continuation of health benefits he was receiving at the time of termination for six months following termination. If Mr. Bisceglio accepts these payments, he agrees that he will not, for a period of six months following termination, perform any services or accept any remuneration or compensation as an officer, director, employee, agent or consultant with any depository or other financial institution which maintains its main office in the Farmington Valley of Connecticut.

         The Bank also has entered into a Change in Control Agreement with Mr. Bisceglio dated July 30, 1999. That Agreement provides for payment to Mr. Bisceglio in the event of a Change in Control or Potential Change in Control (as those terms are defined in the Agreement) of the Company or the Bank. Under those circumstances, Mr. Bisceglio would be entitled to receive (1) credit for his years of service to the Bank plus five years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto, (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Bisceglio during the preceding 36 months, (3) at Mr. Bisceglio's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Bisceglio's then current salary plus the highest bonus he had received during the preceding 36 months, and (4) outplacement services in an amount not to exceed $10,000.

         The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Bisceglio dated April 23, 2001. This Agreement provides that upon Mr. Bisceglio's retirement on or after attaining age 65, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while still actively employed with the Bank, his designated beneficiary shall receive an annual survivor's benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while receiving the supplemental annual pension, his designated beneficiary shall receive the remaining equal monthly payments which would have been due to Mr. Bisceglio. Furthermore, upon a Change in Control (as defined in his Employment Agreement) of the Company or the Bank, Mr. Bisceglio would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement.

         Charles D. Forgie, retired Executive Vice President and Chief Lending Officer - The Bank entered into an employment agreement with Charles D. Forgie dated February 6, 2004 which was replaced and superceded by an amended employment agreement dated November 15, 2005. The term of the amended agreement commenced on November 15, 2005 and continued until August 31, 2006. Under the agreement, Mr. Forgie was to be paid a base salary of $114,022 per year, or such larger sum as the Board may decide. In addition, Mr. Forgie was eligible to receive a year-end bonus in an amount to be determined by the Board of Directors. Mr. Forgie was also entitled to (1) comprehensive health insurance and major medical coverage, (2) participation in any long-term disability insurance plan and pension plan maintained by the Bank, (3) paid vacation of at least four weeks per year, and (4) reimbursement of all travel and other reasonable business expenses. If Mr. Forgie's employment with the Bank was terminated for other than Cause or Disability, or if he voluntarily terminated his employment for Good Reason, Mr. Forgie was to be entitled to receive (1) his base salary in effect at the time for a period of six months following termination, less the amount of any severance pay, (2) an amount equal to one-half the 2005 annual bonus paid to Mr. Forgie, (3) crediting of additional service as may be required to vest any form of compensation previously granted to Mr. Forgie, and (4) the continuation of health benefits he was receiving at the time of termination for eighteen months following termination. If Mr. Forgie's employment was terminated by reason of retirement, he was to be entitled to receive (1) his base salary in effect at the time through February 28, 2007, (2) an amount equal to one-half the 2005 annual bonus paid to Mr. Forgie and (3) the continuation of health benefits he was receiving at the time of his retirement through March 1, 2008. If, following his termination, Mr. Forgie accepted the compensation described in the preceding two sentences, he agreed that he would not, for a period of three years following termination, perform any services or accept any remuneration or compensation as an officer, director, employee, agent or consultant with any depository or other financial institution which maintains an office in the Farmington Valley of Connecticut. Mr. Forgie retired as an executive officer of the Bank on August 31, 2006.

         The Bank also has entered into a Change in Control Agreement with Mr. Forgie dated July 30, 1999. That Agreement provided for payment to Mr. Forgie in the event of a Change in Control or Potential Change in Control (as those terms are defined in the Agreement) of the Company or the Bank. Under those circumstances, Mr. Forgie would be entitled to receive (1) credit for his years of service to the Bank plus five years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto, (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Forgie during the preceding 36 months, (3) at Mr. Forgie's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Forgie's then current salary plus the highest bonus he had received during the preceding 36 months, and (4) outplacement services in an amount not to exceed $10,000.

         The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Forgie dated April 23, 2001. This Agreement provided that upon Mr. Forgie's retirement and attaining full vesting, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Forgie' death, while still actively employed with the Bank, his designated beneficiary would receive an annual survivor's benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Forgie's death, while receiving the supplemental annual pension, his designated beneficiary would receive the remaining equal monthly payments which would have been due to Mr. Forgie. Furthermore, upon a Change in Control (as defined in his Employment Agreement) of the Company or the Bank, Mr. Forgie would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement.

         Terry L. Boulton, Senior Vice President and Chief Retail Banking Officer - The Bank entered into a Change in Control Agreement with Terry L. Boulton dated December 23, 2005. That Agreement provides for payment to Ms. Boulton in the event that her employment is terminated by the Bank without "Cause" or by Ms. Boulton with "Good Reason" within 12 months following a "Change in Control" of the Bank or the Company (as those terms are defined in the Agreement). Under those circumstances, Ms. Boulton would be entitled to receive payment in an amount equal to two times the sum of (1) her annual base salary and (2) her annual target bonus. Additionally, under those circumstances, Ms. Boulton would be entitled to (1) immediate vesting of any outstanding stock options, (2) continued health insurance benefits for a period of 24 months, (3) an amount equal to the amounts that the Bank would have contributed on Ms. Boulton's behalf to any 401(k) Plan or similar plan that the Bank may have in effect for the 24-month period following her termination, and (4) outplacement services in an amount not to exceed $10,000. Option grants are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table.

                                                Outstanding Equity Awards at Fiscal Year-End

       Name                                                            Option awards
                                Number of               Number of             Equity            Option        Option
                                securities              securities           incentive          exercise    expiration
                                underlying              underlying             plan              price         date
                                unexercised             unexercised           awards:             ($)
                                  options                 options            Number of
                                    (#)                     (#)             securities
                                Exercisable            Unexercisable        underlying
                                                                            unexercised
                                                                             unearned
                                                                              options
                                                                                (#)
------------------------------------------------------------------------------------------------------------------------
Martin J. Geitz,                  7,000 (1)              14,000 (1)                 0           $31.500       12/20/2015
 President & Chief
 Executive Officer

Anthony F. Bisceglio,            10,500 (2)                   0                     0           $13.625        5/19/2008
 Executive Vice
 President & Chief
 Executive Officer

Charles D. Forgie,                    0 (3)                   0                     0               n/a              n/a
 Executive Vice
 President & Chief
 Lending Officer,
 Retired

Terry L. Boulton,                     0                  10,500 (4)                 0           $29.000        6/21/2016
 Senior Vice President
 & Chief Retail Banking
 Officer


(1) Options vest at the rate of 33 1/3% per year, with vesting dates of 12/21/2006, 12/21/2007 and 12/21/2008. Vesting is conditioned on the named individual remaining an employee until the end of each vesting period. Vesting may be accelerated under the circumstances described in Mr. Geitz's employment agreement and the Company's 1998 Stock Plan.

(2) Options vest at the rate of 33 1/3% per year, with vesting dates of 5/20/1999, 5/20/2000 and 5/20/2001. Vesting is conditioned on the named individual remaining an employee until the end of each vesting period. Vesting may be accelerated under the circumstances described in Mr. Bisceglio's employment agreement and the Company's 1998 Stock Plan.

(3)  There were no outstanding options as of 12/31/2006.

(4) Options vest at the rate of 33 1/3% per year, with vesting dates of 6/22/2007, 6/22/2008 and 6/22/2009. Vesting is conditioned on the named individual remaining an employee until the end of each vesting period. Vesting may be accelerated under the circumstances described in Ms. Boulton's employment agreement and the Company's 1998 Stock Plan.


Director Compensation

         The Company has adopted a Director Compensation Plan for non-employee directors. During 2006, directors were compensated for service by means of: (1) an annual retainer of $4,000 per director; (2) $450 for each Board meeting attended in person; and (3) $150 for each standing committee meeting attended in person. That compensation rate structure remains in effect. No individual arrangements were granted during 2006.

                                                       Director Compensation

      Name                  Fees       Stock      Option     Non-equity       Non-           All other       Total
                           earned      awards     awards      incentive     qualified      Compensation
                             or                                 plan        deferred
                            paid                               compen-       compen-
                             in                                sation        sation
                            cash                                            earnings

-------------------------------------------------------------------------------------------------------------------
Robert J. Bogino           $16,150       $0         $0            $0            $0               $0         $16,150

James F. Fleming           $11,150       $0         $0            $0            $0               $0         $11,150

Edward J. Guarco           $10,250       $0         $0            $0            $0               $0         $10,250

Gary R. Kevorkian          $12,350       $0         $0            $0            $0               $0         $12,350

Barry R. Loucks            $15,050       $0         $0            $0            $0               $0         $15,050

George B. Odlum            $10,550       $0         $0            $0            $0               $0         $10,550

David W. Sessions          $15,200       $0         $0            $0            $0               $0         $15,200

Jane F. von Holzhausen     $10,700       $0         $0            $0            $0               $0         $10,700

Penny R. Woodford          $10,100       $0         $0            $0            $0               $0         $10,100

Lincoln S. Young           $16,850       $0         $0            $0            $0               $0         $16,850


Stock Option Plan

         The Company currently issues options to purchase shares of its common stock under the SBT Bancorp 1998 Stock Plan. As of February 12, 2007, there are options outstanding to purchase an aggregate of 61,363 shares of the Company's authorized but unissued common stock at a price of between $13.625 and $36.550 per share and which will expire between the years 2008 and 2016. This includes 10,500 options granted to the Company's named executives during the year ended December 31, 2006.

         The  following   table  sets  forth  the  total  number  of  securities
authorized for issuance under equity compensation plans as of December 31, 2006.

                                                                                         Number of securities
                                                                                        remaining available for
                                     Number of securities                                future issuance under
                                       to be issued upon         Weighted-average        equity compensation
                                          exercise of           exercise price of         plans (excluding
                                      outstanding options,      outstanding options,    securities reflected in
                                       warrants and rights      warrants and rights           column (a))
                                              (a)                       (b)                      (c)
                                    -----------------------   -----------------------   -----------------------
Equity compensation plans
  approved by shareholders                   68,927                   $25.22                    16,117

Equity compensation plans not
  approved by shareholders                        0                        0                         0

                                    -----------------------   -----------------------   -----------------------
        Total                                68,927                   $25.22                    16,117
                                    =======================   =======================   =======================

Committee Interlocks and Insider Participation in Compensation Decisions

         There are no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee on another entity, one of whose executive officers served on the Corporate Governance Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Corporate Governance Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a Director of the Company.

Certain Transactions

         During 2006 and 2005, certain of the Company's and the Bank's current directors, executive officers and their affiliates had outstanding loans from the Bank. Mr. Forgie had such a loan; he retired from the Bank on August 31, 2006. The largest aggregate amount of such loans outstanding during the period from January 1, 2006 to February 12, 2007 was on February 6-7, 2007 in an aggregate amount of $3,401,518 (including Mr. Forgie's relationship) and $3,230,407 (excluding his relationship), which represented 20.9% (including Mr. Forgie's relationship) and 19.9% (excluding his relationship) of the Bank's equity on that date, and approximately 2.18% (including Mr. Forgie's relationship) and 2.07% (excluding his relationship) of the Bank's outstanding loans as of that date. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

         During 2006 and 2005 the Bank paid $58,194 and $65,089, respectively, for rent and related expenses of the Bank's Granby branch office to Granby Pharmacy Shoppers Plaza, LLC, a company of which Mr. Kevorkian, one of the Company's directors, is a principal. Of these amounts paid, $4,802 and $9,255 were for real estate taxes on the property during 2006 and 2005, respectively. The Bank believes this to represent a fair market value lease. During 2006, the Bank paid $375,876 in construction costs and related fees for the Bank's Bloomfield and Canton branch offices to a company of which David W. Sessions, one of its directors, is a principal. Of this amount, $359,204 was for Bloomfield and $16,672 was for Canton.

Recommendation of the Board of Directors

         The Board of Directors intends to vote all proxies held by it in favor of all director nominees, unless shareholders direct otherwise. Election to the Board of the four Class II directors and one Class III director of the Company shall require the affirmative vote of a plurality of the votes cast at the 2007 Annual Meeting. Abstentions and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality.

         THE BOARD  RECOMMENDS  UNANIMOUSLY  A VOTE  "FOR"  ELECTION  OF MESSRS.
GEITZ, KEVORKIAN, ODLUM AND REYNOLDS AND MS. VON HOLZHAUSEN TO THE BOARD OF DIRECTORS.

                                     ITEM 2
                                     ------


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit and Compliance Committee has selected Shatswell, MacLeod & Co., P.C. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2007. Shatswell, MacLeod & Co., P.C. served as the Company's independent auditors for the fiscal year ended December 31, 2006 and has reported on the Company's financial statements for such year. Prior to the reorganization that occurred on March 2, 2006, Shatswell, MacLeod & Co., P.C. served as the independent auditor of the Bank.

         A representative of Shatswell, MacLeod & Co., P.C. is expected to be present at the 2007 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from Shareholders.

         The Audit and Compliance Committee has not developed detailed pre-approval policies because all engagements of independent accountants for audit and non-audit services must be approved by the Audit and Compliance Committee.

Principal Accountant Fees and Services

         The following table reflects the aggregate fees billed for the last two fiscal years for professional services by the principal accountant of the Company and the Bank for the audit of their respective annual financial statements and the aggregate fees billed in each of the last two fiscal years for professional services rendered by such principal accountant for tax compliance, tax advice and tax planning.

                                              2006            2005
                                         --------------  --------------
             Audit Fees                      $55,436         $53,742
             Audit Related Fees (1)               $0            $777
             Tax Compliance Fees (2)          $5,259          $5,241
             All Other Fees                       $0              $0
                                         --------------  --------------
                   Total                     $60,695         $59,760
                                         ==============  ==============

            (1)    Non-financial statement audits.

            (2)    Preparation of tax returns and estimates for each year.

All of the fees paid to Shatswell, MacLeod & Co., P.C. in 2006 were pre-approved by the Audit & Compliance Committee.

Recommendation of the Board of Directors

         The Board of Directors intends to vote all proxies held by it in favor of ratifying the selection of Shatswell, MacLeod & Co., P.C. as the Company's independent auditors for the year ending December 31, 2007 (unless shareholders direct otherwise).

         THE BOARD RECOMMENDS UNANIMOUSLY A VOTE "FOR" RATIFICATION OF THE SELECTION OF THE FIRM OF SHATSWELL, MACLEOD & CO., P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 2007.


                      AUDIT AND COMPLIANCE COMMITTEE REPORT

         The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions, internal controls and financial reporting process. The Audit and Compliance Committee is comprised of five directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The members of the Audit and Compliance Committee are the same as the members of the Bank's Audit and Compliance Committee.

         Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors, Shatswell, MacLeod & Co., P.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit and Compliance Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

         In connection with these responsibilities, the Company's Audit and Compliance Committee, as the successor to the Bank, met with management and the independent auditors to review and discuss the Company's December 31, 2006 consolidated financial statements. The Audit and Compliance Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Compliance Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Compliance Committee discussed with the independent auditors that firm's independence.

         Based upon the Audit and Compliance Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements of the Company in the Company's annual report on Form 10-KSB for the last fiscal year filed.

         The Board has adopted a written charter for the Audit & Compliance Committee which was included in the proxy statement delivered to shareholders in 2006.

                                 Audit Committee
                      George B. Odlum, Jr., DMD (Chairman)
                                Robert J. Bogino
                                James T. Fleming
                                Edward J. Guarco
                                Penny R. Woodford


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). Prior to the bank holding company reorganization on March 2, 2006, these reports were filed by Reporting Persons of the Bank with the Federal Deposit Insurance Corporation (the "FDIC"). Based solely upon the Company's review of its Reporting Persons' Forms 3, 4 and 5 filed with the SEC during and for the year ended December 31, 2006, and on written representations by certain officers and directors, the Company has determined that the following Reporting Persons were delinquent with respect to their reporting obligations: Terry L. Boulton did not timely report the acquisition of stock options acquired on June 22, 2006; and Paul R. Little did not timely file an initial statement of beneficial ownership of securities.


                                  OTHER MATTERS

         The Board knows of no other business to be brought before the 2007 Annual Meeting. If, however, any other business should properly come before the 2007 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Shareholders entitled to vote for the election of directors at the 2008 Annual Meeting may make nominations of individuals for election to the Board. Such nominations shall be made in writing, and shall be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to such Annual Meeting, which is expected to be held on May 13, 2008. The Board's Corporate Governance Committee considers such nominations.

         Such written nominations shall contain the following information, to the extent known to the nominating Shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of common stock of the Company that are beneficially owned by each proposed nominee; (4) the name and address of the nominating Shareholder; (5) the total number of shares of common stock of the Company owned by the nominating Shareholder; (6) a representation that the Shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholders. Nominations by beneficial owners of stock of the Company who are not record holders must be accompanied by evidence satisfactory to the Secretary of the Company showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures shall be deemed void. The credentials and qualifications of all nominees also are subject to review by the Board.

         Any proposal intended to be presented by a Shareholder at the Company's 2008 Annual Meeting of Shareholders which is not a nomination to the Board must be presented to the Company in writing, and must be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to the 2008 Annual Meeting, which is expected to be held on May 13, 2008. Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2008 Annual Meeting; (2) the name and address, as they appear on the Company's records, of the Shareholder proposing such business; (3) the number of shares of the Company's common stock which are beneficially owned by the Shareholder; and (4) any material interest of the Shareholder in such business.

         In order for a shareholder proposal to be included in the proxy statement and form of proxy for the Company's 2008 Annual Meeting the proposal must be received by the Company not later than January 24, 2008 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. In addition, if the Company is not notified of a shareholder proposal by February 24, 2008 then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

         Nominations and proposals should be addressed to Jane F. von Holzhausen, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.


                       ANNUAL REPORT ON FORM 10-KSB REPORT

         The financial statements of the Company as of and for the year ended December 31, 2006 are contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on or before March 31, 2007. The Annual Report is not to be considered as a part of this proxy soliciting material. Copies of Company's Annual Report on Form 10-KSB will be forwarded without charge upon written request to Jane F. von Holzhausen, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         The  Company  intends  to  deliver  one  Proxy  Statement  to  multiple
Shareholders of the Company sharing an address, unless we receive contrary instructions from one or more of such Shareholders. Upon written or oral request we will provide a separate copy of the Company's Proxy Statement to a Shareholder sharing an address with another Shareholder to which a single copy of the Proxy Statement were sent. To request an additional copy of the Proxy Statement, please call the Company at (860) 408-5493 or write to us at SBT Bancorp, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. In the future, if you wish to receive a separate copy of the Company's Proxy Statement, please call or write to us at the number and address listed above.

Similarly, Shareholders sharing an address who are receiving multiple copies of the Company's Proxy Statement and who wish to receive only one copy of these materials at their address can so request by contacting us at the same telephone number and address.

                                       By order of the Board of Directors



Simsbury, Connecticut                  Jane F. von Holzhausen, Secretary
April 12, 2007

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